SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2003

Imation Corp. (Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-14310 (Commission File Number)	41-1838504 (IRS Employer Identification Number)

1 IMATION PLACE OAKDALE, MINNESOTA 55128 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (651) 704-4000

None (Former name or former address, if changed since last report)

Item 9: Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release dated April 22, 2003

Item 9: Regulation FD Disclosure

     Reference is made to the Registrant’s Press Release, dated April 22, 2003, which is included herewith as Exhibit 99.1. The attached Exhibit is furnished pursuant to Item 12 on Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Imation Corp. (REGISTRANT)

Date: April 22, 2003	By:	/s/ Robert L. Edwards Robert L. Edwards Senior Vice President, Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Press release, dated April 22, 2003